CERC-002: Double-blind, Placebo-controlled Proof-of-concept Trial in Patients with COVID-19 Mild to Moderate ARDS January 2021 Exhibit 99.2

2| Forward-Looking Statements This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Cerecor, Inc. (“Cerecor”) control, which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Cerecor’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: its 2021 outlook; the development of product candidates or products; potential attributes and benefits of product candidates; strategic alternatives for neurological assets and Millipred; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Cerecor’s management but are subject to significant risks and uncertainties, including: reliance on and integration of key personnel; drug development costs, timing and other risks, including reliance on investigators and enrollment of patients in clinical trials, which might be slowed by the COVID-19 pandemic; regulatory risks; Cerecor's cash position and the need for it to raise additional capital; risks related to potential strategic alternatives for its neurology assets and Millipred; general economic and market risks and uncertainties, including those caused by the COVID-19 pandemic and those other risks detailed in Cerecor’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Cerecor expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Cerecor’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

3| Successful Proof of Concept for CERC-002 in Patients Hospitalized with COVID-19 ARDS Executive Summary • Proof of concept demonstrated in hospitalized patients with COVID-19 related ARDS – COVID-19 patients treated with a single dose of CERC-002 demonstrated robust improvement in the primary endpoint (proportion of patients alive and free of respiratory failure over the 28-day study period) compared to placebo (n=62, odds ratio [OR] = 2.62, p=0.059) – A prespecified subgroup analysis of patients ≥ 60 years of age showed that CERC-002 treatment led to a greater than 3-fold likelihood of avoiding respiratory failure and death (n=33, OR = 3.38, p=0.054) – 28-day mortality was reduced by approximately 50% in patients treated with CERC-002 (3 patients) vs. placebo (6 patients). There was a total of 4 COVID-19 related deaths in patients on CERC-002 vs. 9 on placebo as of December 2020. These data will be updated and analyzed at the 60-day timepoint – Importantly, CERC-002 showed activity on top of corticosteroids in COVID-19 ARDS (>90% of patients in the trial received corticosteroids and >60% received remdesivir) • CERC-002 was well tolerated with no appreciable differences in immunosuppression or other SAE between CERC-002 and placebo • CERC-002 dramatically and rapidly reduced serum free-LIGHT levels – ~85% reduction in free LIGHT achieved in 1 day • Plan to meet with the FDA regarding a registration trial and filing for Breakthrough Therapy Designation • Additionally, the company is continuing its program in severe pediatric-onset Crohn’s disease and is exploring the applicability of CERC-002 in non-COVID-19 ARDS

4| LIGHT is a Central Driver of COVID-19 Related Cytokine Storm Clinical Trial Initiated After Compelling Biomarker Study Completed June 2020 P = 0.021 • In patients over 60, LIGHT levels were significantly higher in those that eventually died than in those patients that recovered (p=0.021) • Observed mortality rate higher was higher for patients over 60 of age (82%) compared to patients <60 years (32%) Association Between Elevated LIGHT and Mortality Strongest in Patients Over 60 Key Implications Elevated LIGHT levels in hospitalized COVID-19 patients were most strongly associated with mortality in patients over 60 1. Perlin et al. (2020) mSphere. 5(4):e00699-20. 2. Arunachalam et al. (2020) Science. 369(6508):1210-1220

CERC-002: A Novel First-in-Class Anti-LIGHT (TNFSF14) mAb

The only known clinical stage anti-LIGHT antibody

- In-licensed from Kyowa Kirin Co.
- Positive toxicology profile
  - 8-week monkey toxicology study was well tolerated up to 100 mg/kg per week with NOAEL at 60 mg/kg
- Phase I trial successfully completed
  - Up to 1200 mg SQ in healthy volunteers (n=48) without significant toxicity
- Proprietary free LIGHT assay developed in collaboration with Myriad RBM enables a biomarker-based development approach



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Discovered at La Jolla Allergy Institute and Licensed by Cerecor in 2016

SQ: Subcutaneous; NOAEL: No observed adverse effect level

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6| CERC-002 Treatment of Cytokine Storm-Induced COVID-19 ARDS Primary Endpoint: Respiratory Failure and Mortality Over 28 Days 1:1 Randomization CERC-002 (16 mg/kg [maximum 1200 mg]) on Day 1 by SQ injection + Standard of Care at the site Placebo-matched SQ injection + Standard of Care at the site Randomized, Double-blind, Placebo-controlled, Multi-Center, Proof-of-Concept Clinical Trial of CERC-002 in Adults with COVID-19 ARDS Hospitalized Patients with Documented COVID-19 Infection and Clinical Evidence of Pneumonia with Mild to Moderate ARDS Enrollment (N=83) Inclusion Criteria Proof-of-Concept Trial Design Primary Endpoint • The proportion of patients treated with CERC-002 compared with placebo in addition to standard of care at site, alive and free of respiratory failure over 28 days • 80% power to show an absolute difference of 25% between cohorts Key Secondary / Exploratory Endpoints • 1-month mortality • Change in Pa02/Fi02 ratio • Time to and duration of invasive ventilation • LIGHT levels and other biomarkers of inflammation • Viral load PaO2 - Partial Pressure of Oxygen, FiO2 - Fraction of Inspired Oxygen

7| Patient Disposition Chart Screening: Patients with COVID-19 associated Pneumonia and Mild to Moderate ARDS 1:1 Randomization to SoC + CERC-002 or Placebo (n = 83) Patients free of High Flow O2 or Positive Pressure O2 (n = 62) All Patients administered CERC-002 or Placebo (n = 82) ITT Analysis for Primary Endpoint Full Analysis for Secondary Endpoints and Safety Patients administered CERC-002 or Placebo (n = 82) Patients withdrawing Informed Consent (n = 1)

8| Patient Demographics Characteristic CERC-002 (n=41) Placebo (n=42) Age Mean (SD) 59.2 (14.5) 58.1 (14.2) Age Group < 60 years (n, %) ≥ 60 years (n, %) 20 (48.8%) 21 (51.2%) 21 (50%) 21 (50%) Gender Male Female 25 (61%) 16 (39%) 32 (76.2%) 10 (23.8%) Free LIGHT Level at Baseline Mean (range) pg/mL 348 (63 - 667) 273 (37 - 703) Race White Black or African American Asian Other 31 (75.1%) 7 (17.1%) 2 (4.9%) 1 (2.4%) 37 (88.1%) 3 (7.1%) 0 (0%) 2 (4.8%) Concomitant Medication Systemic corticosteroids Remdesivir 38 (92.6%) 27 (65.9%) 37 (88.1%) 29 (69.0%)

9| A Single Dose of CERC-002 Reduced Free LIGHT Levels Dramatically and Rapidly Free LIGHT is inhibited by Day 1 and remains low • Mean free LIGHT levels were comparable at baseline across cohorts • Mean free LIGHT levels were about 100 pg/mL higher in the patients ≥ 60 years-old • Free LIGHT levels reduced quickly in the active cohort and increased in the placebo cohort • The pharmacodynamic effect was on top of standard of care where approximately 90% of patients received systemic corticosteroids Data on file Free LIGHT Levels (pg/mL) Over Treatment Period

10| Primary Endpoint: Percentage of patients alive and free of respiratory failure at Day 28 Robust Treatment Effect Demonstrated in Patients at Greatest Risk of Respiratory Failure and Death CERC-002 treatment led to a greater than 3-fold likelihood of avoiding respiratory failure and death in patients ≥ 60 years (OR: 3.38, 90% CI: 0.98 – 11.68) p = 0.059 p = 0.295 p = 0.054 (n = 62) (n = 29) (n = 33) Data on file

11| Proportion/Percentage of Subjects Requiring Invasive Ventilation Clear trend of CERC-002 reducing the need for invasive ventilation; this effect is driven by events in the ≥ 60-year-old subset of patients Patients ≥ 60 years treated with CERC-002 were twice as likely to avoid invasive ventilation (OR: 2.0, 90% CI: 0.61 - 6.6) p = 0.13 p = 0.48 p = 0.17 (n = 82) (n = 41) (n = 41) Data on file

12| COVID-19 related deaths: 4 on CERC-002 vs. 9 on placebo (December 2020) 28-day mortality was ~50% lower in patients treated with CERC-002 (3 patients) vs. placebo (6 patients) 60-day follow up data in progress p = 0.19 p = 0.26 p = 0.48 (n = 80) (n = 40) (n = 40) Data on file

13| Safety and Tolerability • CERC-002 was well-tolerated at a single dose of 16 mg/kg • No serious adverse events attributable to CERC-002 • Majority of AEs judged to be mild or moderate • No evidence of increased infections or adverse events related to immunosuppression CERC-002 N = 40 Placebo N = 42 Subjects with ≥1 AE (%) Subjects with ≥ Drug-related AE 16 (40%) 8 (20%) 21 (50%) 6 (14.3%) AEs > 5% Leukocytosis Anemia Hepatic enzyme increase Acute kidney injury Respiratory failure 6 (15%) 4 (10%) 4 (10%) 3 (7.5%) 3 (7.5%) 4 (9.5%) 3 (7.1%) 2 (4.8%) 2 (4.8%) 3 (7.1%) Data on file

14| Next Steps • 60-day safety data expected 1Q 2021 • Plan to present full data at a future scientific meeting • End of phase 2 meeting with FDA to discuss registration trial and filing for Breakthrough Therapy Designation • Severe pediatric onset Crohn’s disease – initial data 1Q 2021 • Currently exploring the applicability of CERC-002 in non-COVID-19 ARDS

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